SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 25, 1999


                       THE BANK OF NEW YORK COMPANY, INC.
               (Exact Name of Registrant as Specified in Charter)

             New York                   1-652                13-2614959
(State or Other Jurisdiction         (Commission              (IRS Employer
       of Incorporation)             File Number)           Identification No.)

One Wall Street, New York, New York                                  10286
(Address of Principal Executive Offices)                           (Zip Code)

       Registrant's telephone number, including area code: (212) 495-1784


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ITEM 5.   OTHER EVENTS.

         On January 25, 1999, BNY Capital IV, a statutory business trust formed under the laws of the State of Delaware (the "Trust") issued 8,000,000 of its 6 7/8% Trust Preferred Securities, Series E (Liquidation Amount $25 per Trust Preferred Security) (the "Trust Preferred Securities"), which represent beneficial interests in the Trust, in a public offering registered under the Securities Act of 1933, as amended (Registration Statement Nos. 333-40837 and 333-40837-01 through 03). The sole asset of the Trust is $206,186,000 in aggregate principal amount of the 6 7/8% Junior Subordinated Deferrable Interest Debentures, Series E, of the Registrant. In addition, the Registrant has guaranteed the obligations of the Trust under the Trust Preferred Securities.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         The following exhibits are filed herewith:

Exhibit
Number       Description
-------      -----------

1 Pricing Agreement, dated January 14, 1999, among The Bank of New York Company, Inc., BNY Capital IV, and Morgan Stanley & Co. Incorporated and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith, Incorporated, as representatives of the several Underwriters named in Schedule I thereto, incorporating the Underwriting Agreement Standard Provisions (December 1997).

4.1 Junior Subordinated Indenture, dated as of December 25, 1996, between The Bank of New York Company, Inc. and The First National Bank of Chicago, as Trustee.

4.2 Specimen of the 6 7/8% Junior Subordinated Deferrable Interest Debentures, Series E, of The Bank of New York Company, Inc.

4.3 Amended and Restated Trust Agreement, dated as of January 25, 1999, among The Bank of New York Company, Inc., as Depositor, The First National Bank of Chicago, as Property Trustee, First Chicago Delaware Inc., as Delaware Trustee, the Administrative Trustees named therein and the several Holders referred to therein.

4.4 Specimen of the 6 7/8% Trust Preferred Securities, Series E, of BNY Capital IV.


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4.5          Guarantee Agreement, dated as of January 25, 1999, by and between
             The Bank of New York Company, Inc., as Guarantor, and The First National Bank of Chicago, as Guarantee Trustee.

4.6 Agreement as to Expenses and Liabilities, dated as of January 25, 1999, between The Bank of New York Company, Inc., as the holder of the Common Securities of BNY Capital IV, and BNY Capital IV.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 THE BANK OF NEW YORK COMPANY, INC.


Date: January 29, 1999           By: /s/ Bruce Van Saun
                                    -------------------------------------------
                                     Bruce Van Saun
                                     Senior Executive Vice President


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                                  EXHIBIT INDEX

Exhibit No.    Description                                                 Method of Filing
-----------    ------------------------------------------------            ----------------
1              PRICING AGREEMENT, DATED JANUARY 14, 1999, AMONG            FILED HEREWITH
               THE BANK OF NEW YORK COMPANY, INC., BNY CAPITAL IV,
               AND MORGAN STANLEY & CO. INCORPORATED AND MERRILL
               LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH,
               INCORPORATED, AS REPRESENTATIVES OF THE SEVERAL
               UNDERWRITERS NAMED IN SCHEDULE I THERETO,
               INCORPORATING THE UNDERWRITING AGREEMENT STANDARD
               PROVISIONS (DECEMBER 1997).

4.1            JUNIOR SUBORDINATED INDENTURE, DATED AS OF                  INCORPORATED HEREIN
               DECEMBER 25, 1996, BETWEEN THE BANK OF NEW                  BY REFERENCE TO
               YORK COMPANY, INC. AND THE FIRST NATIONAL                   EXHIBIT 4.1 TO THE
               BANK OF CHICAGO, AS TRUSTEE.                                REGISTRANT'S CURRENT
                                                                           REPORT ON FORM 8-K,
                                                                           DATED JUNE 5, 1997
                                                                           AND FILED ON JUNE 16,
                                                                           1997

4.2            SPECIMEN OF THE 6 7/8% JUNIOR SUBORDINATED                  FILED HEREWITH
               DEFERRABLE INTEREST DEBENTURES, SERIES E, OF THE
               BANK OF NEW YORK COMPANY, INC.

4.3            AMENDED AND RESTATED TRUST AGREEMENT, DATED                 FILED HEREWITH
               AS OF JANUARY 25, 1999, AMONG THE BANK OF
               NEW YORK COMPANY, INC., AS DEPOSITOR, THE
               FIRST NATIONAL BANK OF CHICAGO, AS PROPERTY
               TRUSTEE, FIRST CHICAGO DELAWARE INC., AS
               DELAWARE TRUSTEE, THE ADMINISTRATIVE TRUSTEES
               NAMED THEREIN AND THE SEVERAL HOLDERS REFERRED
               TO THEREIN.

4.4            SPECIMEN OF THE 6 7/8% TRUST PREFERRED                      FILED HEREWITH
               SECURITIES, SERIES E, OF BNY CAPITAL IV.

4.5            GUARANTEE AGREEMENT, DATED AS OF JANUARY 25,                FILED HEREWITH
               1999, BY AND BETWEEN THE BANK OF NEW YORK
               COMPANY, INC., AS GUARANTOR, AND THE FIRST
               NATIONAL BANK OF CHICAGO, AS GUARANTEE
               TRUSTEE.


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

4.6            AGREEMENT AS TO EXPENSES AND LIABILITIES, DATED             FILED HEREWITH
               AS OF JANUARY 25, 1999, BETWEEN THE BANK OF
               NEW YORK COMPANY, INC., AS THE HOLDER OF THE
               COMMON SECURITIES OF BNY CAPITAL IV, AND
               BNY CAPITAL IV.



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